WELLS FARGO BANK WISCONSIN, N.A.
9fl WEST MAIN STREET
STOUGHTON, WI 53589-0119
                                                                  Page 1      93
                                                                 Statement Date:
                                                                   June 08, 2001


JORE CORPORATION
DEBTOR IN POSSESSION
1220 W FULTON ST
EDGERTON WI 53534-1004

If you  have  any  questions  about  this  statement  or  your  accounts,  call:
800-236-9000.

Your Accounts at a Glance

  Account    Beginning        Deposits/      Withdrawals/        Ending
  Type       Balance          Credits        Debits              Balance

              0.00            4,808.43          -5.00            4,803.43

  Low Activity Business Checking 201-5068521



News from Wells Fargo

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SMALL BUSINESS OWNERS.  INSURE YOUR BUILDING,  STOCK,  FIXTURES,  AND EQUIPMENT,
LIABILITY AND WORKERS' COMPENSATION EXPOSURES THROUGH THE SERVICE WELLS FARGO INSURANCE AND ITS LICENSED AFFILIATES MAKE AVAILABLE TO SMALL BUSINESSES AT WELLSFARGO.COM/BIZ/INSURE2 OR CALL 1-866-219-3557 TO SPEAK WITH A LICENSED PROFESSIONAL. GET THE COVERAGE YOU NEED FOR YOUR BUSINESS NOW. SEE OUR WEBSiTE FOR DETAILS.

ALL BILL PAY CUSTOMERS: EFFECTIVE JULY 27, 2001, THE MONTHLY SERVICE CHARGE FOR BILL PAY WILL CHANGE FROM $5.00 TO $6.95. THIS FEE INCLUDES UP TO 25 PAYMENTS. EACH ADDITIONAL PAYMENT IS $.40. THIS FEE DOES NOT APPLY TO QUICKBOOKS BILL PAY CUSTOMERS. ALL CURRENT BILL PAY FEE WAIVERS STILL APPLY. PLEASE REFER TO WWW. WELLSFARGO.COM FOR FEE WAIVER DETAILS.

Low Activity Business Checking 201-5068521
        Jun 08 Beginning Balance                                 0.00
        Jun 08 Ending Balance                                4,803.43
        Deposits and Credits

        Date Transaction Detail                                Amount
        Jun 08 Checking Opening Deposit                      4,808.43
        Withdrawals and Debits

        Date Transaction Detail                                Amount
        Jun 08 Checks Returned With Statement Fee              - 2.00
        Jun 08 Monthly Service Fee                             - 3.00

        Daily Balance Summary

        Date           Balance   Date             Balance
        Jun 08        4,803.43

Thank you for banking with Wells Fargo.